Management Presentation May 3, 2012 First Quarter 2012 Results Draft

This presentation, including our “2012 Financial Outlook”, contains forward-looking statements. The Company’s representatives may also make forward-looking statements orally from time to time. Statements in this presenta tion that are not historical facts, including statements about t he Company’s beliefs and expectations, earnings guidance, recent business and economic tr ends, potential acquisitions, estimates of amounts for deferred acquisition consideration and “put”option rights, constitute forward-looking statements. These statements are based on current plans , estimates and projections, and are subject to change based on a number of factors, including those outlined in this s ection. Forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update publicly any of them in lightof new information or future events, if any. Forward-looking statements involve inherent risks and uncertainties. A number of important factors could cause actual results to differ materially from those contained in any forward-looking statements. Such risk factors include, but are not limited to, the following: • risks associated with severe effects of international, national and regional economic downturn; • the Company’s ability to attract new clients and retain existing clients; • the spending patterns and financial success of the Company’s clients; • the Company’s ability to remain in compliance with its debt agreements and the Company’s ability to finance its contingent payment obligations when due and payable, including but not limited to those relating to “put”option rights and deferred acquisition consideration; • the successful completion and integration of acquisitions which compliment and expand the Company’s business capabilities; and • foreign currency fluctuations. The Company’s business strategy includes ongoing efforts to engage in material acquisitions of ownership interests in entities in the marketing communications services industry. The Company intends to finance these acquisi tions by using available cash from operations and through incurr ence of bridge or other debt financing, either of which may increase the Company ’s leverage ratios, or by issuing equity, which may have a diluti ve impact on existing shareholders proportionate ownership. At any given time the Company may be e ngaged in a number of discussions that may result in one or more material acquisitions. These opportunities require confidentiality and may involve negotiations that require quick responses by the Company. Although there is uncertainty that any of these discussions will result in definitive agreements or the co mpletion of any transactions, the announcement of any such trans action may lead to increased volatility in the trading price of the Company’s securities. Investors should carefully consider these risk factors and the additional risk factors outlined in more detail in the Annual Report on Form 10-K under the caption “Risk Factors”and in the Company’s other SEC filings. FORWARD LOOKING STATEMENTS & OTHER INFORMATION

KEY HIGHLIGHTS • Q1 2012 organic revenue growth of 5.4% • Q1 2012 revenue increased 9.7% to $236.0 million versus $215.1 million in Q1 2011 • Q1 2012 EBITDA decreased 51.4% to $7.5 million versus $15.4 million in Q1 2011 • Severance expense impacted the quarter by $2.2 million, which combined with elimination of open positions led to a $19 million reduction in costs on annualized basis • Net new business wins of $49.6 million for Q1 2012, an increase of 506% versus Q1 2011 • Total Free Cash Flow for Q1 2012 of $67.9 million • Affirm commitment to long term EBITDA margin target of 15-17%

CONSOLIDATED REVENUE AND EARNINGS Note: Actuals may not foot due to rounding (US$ in millions, except percentages) 2012 2011 Revenue 236.0$ 215.1$ 9.7 % Operating Expenses Cost of services sold 177.3 157.8 12.4 % Office and general expenses 60.4 44.5 35.8 % Depreciation and amortization 10.0 10.3 (2.9) % Operating profit (loss) (11.7) 2.6 (554.9) % Other income (expense), net (12.0) (9.2) Income tax expense 1.3 0.4 Equity in earnings of non-consolidated affiliates 0.3 0.3 Loss from Continuing Operations (24.6) (6.8) Loss from discontinued operations, net of taxes (0.3) 0.3 Net Loss (24.9) (7.1) Net income attributable to the non- controlling interests (1.4) (1.6) Net Loss attributable to MDC Partners Inc. (26.3)$ (8.7)$ % Change Three Months Ended March 31,

SUMMARY OF SEGMENT RESULTS -REVENUE • Solid organic growth despite difficult comparisons • New business wins driving market share gains • Acquisitions and investments bolstering financial performance (US$ in millions, except percentages) 2012 2011 Revenue Strategic Marketing Services 160.4$ 141.5$ 13.4 % Performance Marketing Services 75.6 73.6 2.7 % Total Revenue 236.0$ 215.1$ 9.7% % Change Three Months Ended March 31,

FIRST QUARTER 2012 REVENUE GROWTH BY SEGMENT Strategic Performance Weighted Marketing Marketing Average Services Services Total Organic Growth 8.7% -1.0% 5.4% Acquisition Growth 5.0% 4.0% 4.7% Foreign Exchange Growth -0.3% -0.4% -0.4% Total 13.4% 2.7% 9.7%

FIRST QUARTER REVENUE BY CLIENT SECTOR Note: Actuals may not foot due to rounding Q1 2012 Q1 2011 Retail, 15% Communications, 12% Other, 15% Financials, 8% Consumer Products, 32% Technology, 11% Healthcare, 4% Auto, 3% Retail, 15% Communications, 13% Other, 12% Financials, 9% Consumer Products, 32% Technology, 10% Healthcare, 5% Auto, 4%

Outperformance Despite More Difficult Comparisons Note: Peers include Omnicom, Interpublic, WPP Group, Havas and Publicis for 1Q08-1Q12 ORGANIC GROWTH 1Q12 +5.4% MDC Partners vs. Peers Trailing 12 Month Organic Revenue -10.0% -5.0% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 1Q082Q083Q084Q081Q092Q093Q094Q091Q102Q103Q104Q101Q112Q113Q114Q111Q12 MDC Partners Peers

SUMMARY OF SEGMENT RESULTS -EBITDA Note: Actuals may not foot due to rounding (US$ in millions, except percentages) 2012 2011 EBITDA Strategic Marketing Services 10.0$ 15.0$ (33.4) % margin 6.2% 10.6% Performance Marketing Services 2.6 4.2 (39.4) % margin 3.4% 5.8% Marketing Communications 12.5 19.2 (34.8) % margin 5.3% 8.9% Corporate Expenses (5.0) (4.1) 24.2 % Profit Distributions from Affiliates - 0.3 Total EBITDA 7.5$ 15.4$ (51.4) % margin 3.2% 7.2% % Change Three Months Ended March 31,

FREE CASH FLOW Note: Actuals may not foot due to rounding (US$ in millions) 2012 2011 EBITDA $7.5 $15.4 Net Income Attibutable to Noncontrolling Interests (1.4) (1.6) Capital Expenditures (4.6) (4.9) Cash Taxes (0.0) (0.1) Cash Interest, net & other (9.4) (8.4) Free Cash Flow ($7.9) $0.5 Three Months Ended March 31,

LIQUIDITY *Note: At March 31 2012, after giving effect to the limitationsunder the 11% Senior Notes indenture, approximately $138.0 million was available under the bank credit facility. (US$ in millions) Commitment Under Facility 150.0$ Drawn 23.9 Letters of Credit 5.7 Funds Available Under Facility 120.4$ Total Cash 36.0 Liquidity 156.4$ Available Liquidity at March 31, 2012*

2012 FINANCIAL OUTLOOK Implied 2012 Year over Year Guidance Change Revenue $1,050 - $1,075 million +11.3% to +14.0% EBITDA $110 - $115 million +21.2% to +26.7% Free Cash Flow $35 - $40 million +50.8% to +72.3% + Change in Working Capital and Other +$25 million Total Free Cash Flow $60 - $65 million +10.6% to +19.8% Implied EBITDA Margin 10.5% - 10.7% +90 to +110 basis points Note: See appendix for definitions of non-GAAP measures

APPENDIX

TEMPORAL PUT OBLIGATIONS AND IMPACT ON EBITDA Note: Excludes put rights of $79.4 million exercisable pursuant to termination of employment or death. Incremental (US$ in millions) Cash Stock Total EBITDA in Period 2012 3.1 0.3 3.4 3.1 2013 9.8 0.6 10.4 1.1 2014 3.7 0.9 4.6 1.3 2015 3.4 0.5 3.9 1.3 Thereafter 6.7 0.4 7.1 0.7 Total $26.7 $2.7 $29.4 $7.5 Effective Multiple 3.9 Estimated Put Impact at March 31, 2012 Payment Consideration

BALANCE SHEET: 2016 SENIOR NOTES Principal Amount $345 Million Date November 1, 2013 at 105.00% November 1, 2014 at 102.75% November 1, 2015 and thereafter at 100.00% Maturity November 1, 2016 Security Unsecured Coupon 11% Ratings Moody’s -Corporate: B1; Notes: B2 S&P: Corporate: B+; Notes: B+ Principal Amount $345 Million Date November 1, 2013 at 105.00% November 1, 2014 at 102.75% November 1, 2015 and thereafter at 100.00% Maturity November 1, 2016 Security Unsecured Coupon 11% Ratings Moody’s -Corporate: B1; Notes: B2 S&P: Corporate: B+; Notes: B+

BALANCE SHEET: REVOLVING CREDIT FACILITY Amount $150 Million Type Senior Secured Maturity October 23, 2015 Facility Fee 50bps per annum Drawn Rate Prime +225bps / LIBOR +250bps Covenants •Minimum EBITDA: $93.4 million •Fixed Charge Coverage Ratio: 1.10:1.0 •Senior Leverage Ratio: 2.0:1.0 •Total Leverage Ratio: 4.6:1.0 Amount $150 Million Type Senior Secured Maturity October 23, 2015 Facility Fee 50bps per annum Drawn Rate Prime +225bps / LIBOR +250bps Covenants •Minimum EBITDA: $93.4 million •Fixed Charge Coverage Ratio: 1.10:1.0 •Senior Leverage Ratio: 2.0:1.0 •Total Leverage Ratio: 4.6:1.0

SUMMARY OF CASH FLOW Note: Actuals may not foot due to rounding (US$ in millions) 2012 2011 Cash flows (used in) provided by continuing operating activities $12.4 ($37.1) Discontinued operations 0.1 0.1 Net cash (used in) provided by operating activies $12.5 ($37.1) Cash flows (used in) provided by continuing investing activities $33.1 ($14.6) Discontinued operations - (0.2) Net cash (used in) provided by investing activities $33.1 ($14.7) Net cash (used in) provided by financing activities ($17.7) $47.7 Effect of exchange rate changes on cash and cash equivalents ($0.1) $0.0 Net increase (decrease) in cash and cash equivalents $27.9 ($4.0) Twelve Months Ended March 31,

DEFINITION OF NON-GAAP MEASURES • EBITDA: EBITDA is a non-GAAP measure, that represents operating profit plus depreciationand amortization, stock- based compensation, acquisition deal costs, deferred acquisitionconsideration adjustments and profit distributions from affiliates. • Organic Growth: Organic revenue growth is a non-GAAP measure that refers to growth in revenues from sources other than acquisitions or foreign exchange impacts. • Free Cash Flow: Free cash flow is a non-GAAP measure that represents EBITDA less net income attributableto noncontrollinginterests, less capital expenditures net of landlord reimbursements, less net cash interest (including interest paid and to be paid on the 11% Senior Notes), less cash taxes plus realized cash foreign exchange gains. • Total Free Cash Flow:Total free cash flow is a non-GAAP measure that represents free cash flow plus changes in working capital plus other changes in cash. • Net Bank Debt or Net Bank Debt: Debt due pertaining to the revolving credit facility plus debt pertaining to the Senior Notes less total cash and cash equivalents. Note: A reconciliation of Non-GAAP to US GAAP reported results has been provided by the Company in the tables included in the earnings release issued on May 2, 2012.